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                                                                     Exhibit 1.1


                                4,000,000 SHARES

                              THE MEDICINES COMPANY

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
                             UNDERWRITING AGREEMENT





______________, 2003
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                                                _______________, 2003

Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

      THE MEDICINES COMPANY, a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") 4,000,000 shares of its Common Stock, $.001 par value per share (the "FIRM SHARES"). The Company also proposes to issue and sell to the several Underwriters not more than an additional 600,000 shares of its Common Stock, $.001 par value per share (the "ADDITIONAL SHARES"), if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of Common Stock, $.001 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK."

      The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (File No. 333-103601), including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS." The term "PRELIMINARY PROSPECTUS" as used in this Agreement shall mean each preliminary prospectus included in the Registration Statement prior to the time it becomes effective. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement (including, in


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the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference).

            1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement, excluding, if applicable, any Rule 462 Registration Statement, has become effective; the Rule 462 Registration, if applicable, will become effective upon filing with the Commission; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, any post effective amendment to the Registration Statement on the date it becomes effective, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement, when it became effective, complied, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) of the Securities Act, will comply and, at any time when any post effective amendment to the Registration Statement is declared effective or any amendment or supplement to the Prospectus is filed with the Commission, if applicable, such documents will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus when filed with the Commission pursuant to Rule 424(b) of the Securities Act, and any amendment or supplement to the Prospectus on the date filed with the Commission, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified


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      to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (a "Company Material Adverse Effect").

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing (to the extent that the concept of good standing is applicable) under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Company Material Adverse Effect, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and, to the extent that the concept of non-assessability is applicable, non-assessable and, except for directors' qualifying shares in the case of non-U.S. subsidiaries and except as described in the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

                  (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. No person is entitled to preemptive or similar rights to acquire any securities of the Company. Except as set forth in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, any shares of its Common Stock or any other class of shares of capital stock of the Company.

                  (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

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                  (i) The execution and delivery by the Company of, and the
      performance by the Company of its obligations under, this Agreement will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except with respect to clauses (i), (iii) and (iv) for any contraventions that would not have a Company Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (i) such as have been obtained or made under the Securities Act, (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares, or (iii) such as may be required by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares.

                  (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus pursuant to the Securities Act or the rules and regulations promulgated thereunder, and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, in each case pursuant to the Securities Act or the rules and regulations promulgated thereunder, that are not described or filed as required.

                  (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as

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      described in the Prospectus will not be, required to register as an
      "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (including without limitation all laws and regulations relating to biohazardous materials) ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
      (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Company Material Adverse Effect.

                  (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Company Material Adverse Effect.

                  (p) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement. All persons who possess such rights have effectively waived them with respect to the offering of the Shares.

                  (q) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

      the chief executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange
      Act); and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations issued thereunder by the Commission.

                  (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company and its subsidiaries have not purchased any of the Company's outstanding capital stock, and the Company has not declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as reflected in the Prospectus.

                  (s) The Company and its subsidiaries do not own any real property; each of the Company and its subsidiaries has good and marketable title to all personal property owned by such entity which is material to the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not interfere in any material respect with the use made and currently proposed to be made of such property by the Company and its subsidiaries; and any real or personal property and buildings held under lease by each of the Company and its subsidiaries are held by such entity under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and currently proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

                  (t) The Company and its subsidiaries own or possess adequate licenses or other rights to use the patents, patent rights and patent applications (the "COMPANY PATENTS"), the inventions, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights, and excluding generally commercially available "off the shelf" software programs licensed pursuant to shrink wrap or "click and accept" licenses) (collectively, "INTELLECTUAL PROPERTY") necessary to conduct the business of the Company and its subsidiaries in the manner described in the Prospectus and the absence of which, individually or in the aggregate, would have a Company Material Adverse Effect (collectively, the "COMPANY INTELLECTUAL PROPERTY"). Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with any Company Intellectual Property. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with any Intellectual Property rights of others. Except as disclosed in the Prospectus, the discoveries, inventions, products or processes of the Company and its subsidiaries referred to in the Prospectus do not, to the knowledge of the Company, infringe, interfere or conflict with any right or patent claim of any third party, or with any earlier discovery, invention, product or process that is the subject of a patent application filed by any third party, known to the Company. Except as described in the Prospectus, no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, would allow such party to develop products competitive to those of the Company and its subsidiaries.

                  (u) All patent applications that resulted in Company Patents or pending applications that describe inventions necessary to conduct the business of the Company and its subsidiaries in the manner described in the Prospectus (the "COMPANY PATENT APPLICATIONS") have been duly and properly filed (have been accorded filing dates and serial numbers and assignments have been recorded for each listed inventory) or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities. In connection with the filing of the Company Patent Applications, to the knowledge of the Company, all printed publications and patent references relevant to the patentability of the inventions claimed in such applications has been disclosed to those patent offices so requiring. To the knowledge of the Company, the Company or its licensor, as applicable, has met its duty of candor and good faith to the PTO for the Company Patent Applications. To the knowledge of the Company, no material misrepresentation have been made to the PTO by or in connection with the Company Patent Applications. The Company and its subsidiaries are not aware or any facts material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO. The Company and its subsidiaries are not aware of any facts not called to the attention of the PTO which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any facts which would preclude the Company or its licensor, as applicable, from having clear title to the Company Patent Applications.

                  (v) No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers or contractors that could have a Company Material Adverse Effect

                  (w) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as are adequate for the conduct of its business and the value of its properties and as are customary in the businesses in which the Company and its subsidiaries are engaged; neither the Company nor any of its subsidiaries have been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Company Material Adverse Effect.

                  (x) Except as described in the Prospectus, the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the "FDA") or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to so possess such certificates, authorizations and permits, singly or in the aggregate, would not have a Company Material Adverse Effect; and, except as described in the Prospectus, neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Company Material Adverse Effect.

                  (y) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Registration Statement and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate in all material respects; and the Company has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or

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      preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification would reasonably be expected to have a Company Material Adverse Effect.

                  (z) Ernst & Young LLP are, and during the periods covered in their report included in the Registration Statement and the Prospectus were, independent accountants with respect to the Company as required by the Securities Act.

                  (aa) The consolidated financial statements of the Company and its subsidiaries (together with the related notes thereto) included in the Registration Statement present fairly the consolidated financial position and results of the operations of the Company and its subsidiaries as of the respective dates indicated and for the respective periods specified, subject in the case of interim periods to normal year-end adjustments; and such consolidated financial statements (together with the related notes thereto) have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods presented except as otherwise stated therein.

                  (bb) Each material contract, agreement and license filed as an exhibit to the Registration Statement to which the Company or any of its subsidiaries is bound is legal, valid, binding, enforceable in accordance with its terms and in full force and effect against the Company or such subsidiary, and to the knowledge of the Company, each other party thereto. Neither the Company nor any of its subsidiaries nor to the Company's knowledge any other party is in material breach or default with respect to any such contract, agreement and license, and, to the Company's knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license. No party has repudiated any material provision of any such contract, agreement or license.

                  (cc) The Company has filed a notice of listing of the Shares on The Nasdaq National Market; the Common Stock is registered pursuant to
      Section 12(g) of the Exchange Act, and the outstanding shares of Common Stock are listed for quotation on The Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from The Nasdaq National Market, nor has the Company received any notification that the Commission or The Nasdaq National Market is contemplating terminating such registration or listing.



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                  (dd) The statistical and market-related data included in the
      Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

            2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $______ a share (the "PURCHASE PRICE").

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 600,000 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) the issuance by the Company of shares of Common Stock pursuant to its 2000 Employee Stock Purchase Plan as in effect on the date hereof or upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing.

            3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $_____________ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $______ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_____ a share, to any Underwriter or to certain other dealers.

            4. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [T+3], 2003, or at such other time on the same or such other date, not later than [+5], 2003, as shall be designated in writing by you. The Closing of the offering and sale of the Firm Shares will be held at the offices of Ropes & Gray, One International Place, Boston, MA 02110.

      Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [green shoe expiration + 10 days], 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE." The Closing of the offering and sale of the Additional Shares will be held at the offices of Ropes & Gray, One International Place, Boston, MA 02110.

      The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

            5. Conditions to the Underwriters' Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and any Option Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [_____] (New York City time) on the date hereof.

      The several obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and any Option Closing Date, as the case may be:

                        (i) there shall not have occurred any downgrading, nor
            shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                        (ii) there shall not have occurred any change, or any
            development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date and any Option Closing Date, as the case may be, a certificate, dated such date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such date. The officer signing and delivering such certificate may rely upon his or her knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date and any Option Closing Date, as the case may be, an opinion of Hale and

      Dorr LLP, outside counsel for the Company, dated such date, to the effect that:

                        (i) the Company has been duly incorporated, is validly
            existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own and lease its property and to conduct its business, each as described in the Prospectus, and is duly qualified to transact business and in good standing as a foreign corporation in the State of New Jersey and the Commonwealth of Massachusetts;

                        (ii) The Medicines Securities Corporation has been duly
            incorporated, is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts;

                        (iii) the shares of Common Stock issued and outstanding
            prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

                        (iv) all of the issued shares of capital stock of The
            Medicines Securities Corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned of record directly by the Company;

                        (v) the Shares to be issued at the applicable closing
            date have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights under the Delaware General Corporation Law statute, the certificate of incorporation or by-laws of the Company, each as amended to date, or, to our knowledge, similar rights granted pursuant to a contract which is filed as an exhibit to the Registration Statement or any document incorporated by reference therein;

                        (vi) this Agreement has been duly authorized by all
            necessary corporate action on the part of the Company and has been duly executed and delivered by the Company;

                        (vii) the execution and delivery of this Agreement by
            the Company, the consummation by the Company of the transactions contemplated hereby and the performance by the Company of its obligations hereunder (other than the obligations arising under the indemnification and contribution provisions of this Agreement, as to which such counsel need not express any opinion) will not (a) contravene any provision of the certificate of incorporation or by-laws of the Company, each as amended to date, (b) result in any breach or violation of any of the terms or provisions of any agreement or other instrument to which the Company is a party and which is filed as an exhibit to the Registration Statement or any document incorporated by reference therein, (c) violate any applicable United States federal or Massachusetts state statute, rule or regulation which in the experience of such counsel is normally applicable in transactions of the type contemplated by the Agreement or the Delaware General Corporation Law statute, or
            (d) contravene any judgment, order or decree specifically naming the Company of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of which such counsel is aware; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may have been obtained or made under the Securities Act, such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares, or such as may be required by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares;

                        (viii) the statements relating to legal matters,
            documents or proceedings included under the captions "Risk Factors -- A breach of any of the agreements under which we license commercialization rights to products or technology from others, could cause us to lose license rights that are important to our business or subject us to claims by our licensors," "Risk Factors --We may not be able to obtain or maintain patent protection for our products, and we may infringe the patent rights of others," "Business - Patents, Proprietary Rights and Licenses," "Business -- License Agreements" and "Underwriters" in the Prospectus, under the caption "Description of Capital Stock" in the Company's Registration Statement on Form 8-A declared effective on July 28, 2000 (which description is incorporated by reference into the Registration Statement), and in Item 15 of the Registration Statement, in each case insofar as such statements constitute summaries of matters of law or legal conclusions, fairly summarize such matters and conclusions in all material respects;

                        (ix) such counsel does not know of any legal or
            governmental proceedings pending or threatened against the Company that are required to be described in the Registration Statement or the Prospectus and are not so described;

                        (x) to such counsel's knowledge, there are no
            agreements, contracts, leases or documents to which the Company is a party which are required by the Securities Act and the applicable rules and regulations of the Commission thereunder to be filed as an exhibit to the Registration Statement or any document incorporated by reference therein that are not so filed;

                        (xi) the Company is not, and after giving effect to the
            offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                        (xii) to the knowledge of such counsel, except as
            described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, and all persons who to such counsel's knowledge possess such rights have effectively waived them with respect to the offering of the Shares;

                        (xiii) to such counsel's knowledge, the Company owns,
            possesses or has adequate rights to use the Intellectual Property reasonably necessary to carry on the business conducted by it as described in the Prospectus, except to the extent that the failure to own, possess or have adequate rights to use such Intellectual Property could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

                        (xiv) other than as set forth or contemplated in the
            Prospectus, to such counsel's knowledge, the Company has not received any notice of infringement of or conflict with, and such counsel has no knowledge of any infringement of or conflict with, asserted rights of others with respect to the Company's Intellectual Property which could reasonably be expected to result in a Company Material Adverse Effect;

                        (xv) other than as set forth or contemplated in the
            Prospectus, to such counsel's knowledge, the discoveries, inventions, products or processes of the Company referred to in the Registration Statement and the Prospectus do not infringe interfere or conflict with any rights of any third party, or with any discovery, invention, product or process, which right, discovery, invention, product or process is the subject of a patent application filed by any third party which patent application has been published in the United States Patent and Trademark Office or the World Intellectual Patent Office or is otherwise known to the Company except to the extent that any such infringement, individually or in the aggregate, could not reasonably be expected to result in a Company Material Adverse Effect;

                        (xvi) other than as set forth or contemplated in the
            Prospectus, to the knowledge of such counsel, no third party, including any academic or governmental organization, possesses or could obtain rights to the patents, patent applications or patent rights of the Company which, if exercised, would allow such third party to develop products competitive with those of the Company could reasonably be expected to have a Company Material Adverse Effect;

                        (xvii) to the knowledge of such counsel, (A) the Company
            Patents are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee, (B) there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Company Patents or any of the Company Patent Applications, and (C) there are no liens which have been filed against any of the Company Patents or the Company Patent Applications;

                        (xviii) to the knowledge of such counsel, all pertinent
            references were disclosed to the PTO during the prosecution of the Company Patents and the Company Patent Applications and no misrepresentation was made to, or material fact withheld from, the PTO during such prosecution;

                        (xix) to the knowledge of such counsel, there are no
            asserted claims of any persons relating to the ownership of any of the Company's United States trademark applications and registrations, there are no liens recorded against any of such applications in the United States Patent and Trademark Office and none of such applications have been abandoned;

                        (xx) the trademark ANGIOMAX has been registered in the
            United States, Canada and the Community Trademark Office;

                        (xxi) the Registration Statement and the Prospectus
            (except for the financial statements, including the notes thereto, and other financial, accounting and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and

                        (xxii) any document filed pursuant to the Exchange Act
            and incorporated by reference in the Registration Statement or the Prospectus, when so filed, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

            In addition, such opinion shall contain a statement that in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company, counsel for the Underwriters and the independent accountant of the Company, at which conferences such counsel made inquiries of such persons and others and discussed the contents of the Registration Statement and the Prospectus, and that while the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon and does not assume responsibility for the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, subject to the foregoing and based upon such participation, inquiries and discussions, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement and the prospectus included therein (except for the financial statements, including the notes thereto, and other financial, accounting and statistical data including therein, as to when such counsel need not express any belief) at the time the Registration Statement was declared effective by the Commission contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the financial statements, including the notes thereto, and other financial, accounting and statistical data included therein, as to which such counsel need not express any belief), as of the date it was filed with the Commission pursuant to Rule 424(b) of the Securities Act or as of the applicable closing date, contained or contains an untrue statement of a material act or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (d) The Underwriters shall have received on the Closing Date and any Option Closing Date, as the case may be, an opinion of Buc &

      Beardsley, in its capacity as special regulatory counsel to the Company, dated such date, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the statements in the Registration Statement and the Prospectus set forth under "Risk Factors -- We cannot expand the indications for which we are marketing Angiomax unless we receive FDA approval for each additional indication. Failure to expand these indications will limit the size of the commercial market for Angiomax," "Risk Factors -- If we do not succeed in obtaining timely approval for a second-generation process for the production of Angiomax bulk drug substance, we may not be able to supply our customers," "Risk Factors -- Clinical trials of our product candidates are expensive and time-consuming, and the results of these trials are uncertain," "Risk Factors -- If we do not obtain FDA approvals for our products or comply with government regulations, we may not be able to market our products and may be subject to stringent penalties," "Business - Angiomax -- Clinical Trials in Coronary Angioplasty," "Business - Angiomax -- Regulatory Status" and "Business - Manufacturing - Angiomax," insofar as such statements concern the Federal Food, Drug and Cosmetic Act and the Public Health Services Act and the regulations promulgated thereunder, in the case of the Registration Statement and the prospectus included therein as of the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of the Prospectus as of the date it was filed with the Commission pursuant to Rule 424(b) of the Securities Act or as of the applicable closing date, contained or contains an untrue statement of a material act or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Underwriters shall have received on the Closing Date an opinion of Ropes & Gray, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(v), 5(c)(vi) and 5(c)(viii) (but only as to the statements in the Prospectus under "Underwriters") and in the unnumbered paragraph following Section 5(c)(xxii) above.

            With respect to the unnumbered paragraph following Section 5(c)(xxii) above, Hale and Dorr LLP and Ropes & Gray may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents, thereof, and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to the unnumbered paragraph following Section 5(c)(xxii) above, Ropes & Gray may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification except as specified.

            The opinion of Hale and Dorr LLP described in Section 5(c) above and the opinion of Buc & Beardsley described in Section 5(d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (f) The Underwriters shall have received, on each of the date hereof, the Closing Date and any Option Closing Date, a letter dated such date, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date and any Option Closing Date, as the case may be.

      The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

            6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, without charge, [number of managers + 1] signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to Exchange Act that are deemed to be incorporated by reference in the Prospectus.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending [March 31, 2004] that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares,
      (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

            7. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
      Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in
      Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
      Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
      Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

            8. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

            9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on an

Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

            10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

            12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       Very truly yours,

                                       THE MEDICINES COMPANY

                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.

Acting severally on behalf of themselves and the several Underwriters named in
    Schedule I hereto.

By: Morgan Stanley & Co. Incorporated

By:
    ------------------------------
    Name:
    Title:

                                                                      SCHEDULE I

                                            NUMBER OF FIRM SHARES
               UNDERWRITER                     TO BE PURCHASED

Morgan Stanley & Co. Incorporated ......

Bear, Stearns & Co. Inc.................

CIBC World Markets Corp.................




                                            ---------------------
      Total:............................

                                                                       EXHIBIT A

                            [FORM OF LOCK-UP LETTER]



                                  _____________, 2003





Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with The Medicines Company, a Delaware corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of shares (the "SHARES") of the Common Stock, $.001 par value per share, of the Company (the "COMMON STOCK").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The first sentence of this paragraph shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts, (c) transfers of shares of Common Stock or any security convertible into Common Stock to any trust for the direct or indirect benefit of the undersigned or a member of the "immediate family" (i.e. any relationship by blood, marriage or adoption, not more remote that first cousin) of the undersigned not involving a disposition for value, and (d) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b), (c) or (d), (i) each donee, trustee or distributee shall execute and deliver to Morgan Stanley a duplicate form of this Lock-up Letter and (ii) no filing by any party (donor, donee, trustee, beneficiary, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above). In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

      This Lock-up Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) either Morgan Stanley or the Company advising the other party in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (b) termination of the Underwriting Agreement before the sale of any Shares to the Underwriters, or (c) June 1, 2003, in the event that the Underwriting Agreement has not been executed by that date.

                              Very truly yours,



                              ------------------------------------
                              (Name)


                              ------------------------------------
                              (Address)